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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 18, 2005


                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)


             DELAWARE                    1-13781                 22-2889587
 (State or other jurisdiction of      (Commission              (IRS Employer
          incorporation)              File Number)           Identification No.)

    5555 SAN FELIPE ROAD, SUITE 1200
            HOUSTON, TEXAS                                          77056
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 877-8006


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         On March 4, 2005, the Board of Directors of KCS Energy, Inc. ("KCS") approved the KCS Energy, Inc. 2005 Employee and Directors Stock Plan (the "Plan"), subject to stockholder approval at KCS' 2005 annual meeting of stockholders. A description of the Plan is included under the heading "Proposal 2: Approval of Employee and Directors Stock Plan" in KCS' definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2005.

         On May 18, 2005, the Board of Directors of KCS Energy, Inc. adopted the First Amendment of KCS Energy, Inc. 2005 Employee and Directors Stock Plan (the "Amendment"), which amended the Plan only to decrease the number of authorized shares under the Plan from 5,708,779 to 5,508,779. As set forth in the Plan and the Amendment, the number of authorized shares will be reduced by 1,708,779 shares of KCS common stock, representing the total number of shares underlying options and awards granted and outstanding on March 31, 2005 under the terms of the KCS Energy, Inc. 2001 Employee and Directors Stock Plan. A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

EXHIBIT NUMBER                               DESCRIPTION
--------------        ----------------------------------------------------------
Exhibit 10.1          First Amendment of KCS Energy, Inc. 2005 Employee and
                      Directors Stock Plan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KCS ENERGY, INC.


Date: May 19, 2005                      /s/ Frederick Dwyer
                                        ----------------------------------------
                                        Frederick Dwyer
                                        Vice President, Controller and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                               DESCRIPTION
--------------        ----------------------------------------------------------
Exhibit 10.1          First Amendment of KCS Energy, Inc. 2005 Employee and
                      Directors Stock Plan.